EQ ADVISORS TRUST

CROSSINGS ALLOCATION PORTFOLIOS

SUPPLEMENT DATED AUGUST 4, 2009 TO THE PROSPECTUS DATED MAY 1, 2009

This supplement updates certain information contained in the above-mentioned Prospectus of EQ Advisors Trust (the “Trust”), as supplemented. You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this supplement is to provide you with information about the liquidation and termination of the Crossings Conservative Allocation Portfolio, Crossings Conservative-Plus Allocation Portfolio, Crossings Moderate Allocation Portfolio, Crossings Moderate-Plus Allocation Portfolio and Crossings Aggressive Allocation Portfolio (individually, a “Crossings Portfolio” and collectively, the “Crossings Portfolios”).

LIQUIDATION OF THE CROSSINGS PORTFOLIOS

On June 3, 2009, the Trust’s Board of Trustees approved a Plan of Liquidation and Termination (the “Plan”) under which each Crossings Portfolio will liquidate and terminate due to the inability to attract a sufficient number of investors in the Crossings Portfolio and maintain its assets at an economically viable level. It is expected that the liquidation will take place in the third quarter 2009 (the “Liquidation Date”). Under the Plan, each Crossings Portfolio will sell its portfolio securities for cash and will convert any other assets to cash or cash equivalents and pay any liabilities by the Liquidation Date. On the Liquidation Date, each Crossings Portfolio will distribute cash pro rata to all remaining shareholders who have not previously redeemed all of their shares. This distribution will be a taxable event for each shareholder that is not tax-exempt, resulting in gain or loss measured by the difference between the amount distributed to the shareholder and the shareholder’s basis in the Crossings Portfolio shares. Once the distribution is complete, the Crossings Portfolios will terminate.

In anticipation of the liquidation, the Crossings Portfolios were closed to new investments effective as of July 1, 2009. Also, it is anticipated that prior to the Liquidation Date, each Crossings Portfolio will sell its portfolio holdings in an orderly manner to convert its assets to cash. During this time, each Crossings Portfolio might not pursue its investment objectives or policies.

Please note that you may exchange your shares of a Crossings Portfolio for shares of another investment option available in your insurance product at any time prior to the Liquidation Date.

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